MDU Resources Group, Inc. Long-Term Performance-Based Incentive Plan (Amended and Restated as of May 14, 2025) Article 1. Establishment, Purpose, and Duration 1.1 Establishment of the Plan. MDU Resources Group, Inc., a Delaware corporation (the "Company"), hereby amends and restates this long-term incentive compensation plan, known as the "MDU Resources Group, Inc. Long-Term Performance-Based Incentive Plan" (the "Plan"). The Plan permits the grant of Restricted Stock, RSUs (defined below), PSUs (defined below), Annual Director Stock Awards, PSAs (defined below), and other awards. The Plan first became effective when approved by stockholders at the Annual Meeting on April 22, 1997. The Plan, as amended, became effective when approved by stockholders at the Annual Meeting on April 25, 2006. Subsequently, the Plan has been amended from time to time and was most recently amended effective May 14, 2025. The Plan shall remain in effect as provided under Section 1.3 herein. 1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company’s stockholders and customers. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants. 1.3 Duration of the Plan. The Plan shall remain in effect, subject to the right of the Board of Directors to terminate at any time pursuant to Article 14 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. Article 2. Definitions Whenever used in the Plan, the following terms shall have the meanings set forth below: 2.1 "Annual Director Stock Award" means an Award of fully vested Shares to a Non-Employee Director based on the requisite service rendered as a Non-Employee Director during the applicable service measuring period as determined and approved by the Board for the Annual Director Stock Award (i.e., Non-Employee director compensation paid in arrears). Such applicable measuring period may be the calendar year, the period between the Company's Annual Meetings of stockholders, or any other designated period of time. 2.2 "Award" means, individually or collectively, a grant under the Plan of Restricted Stock, RSUs, PSUs, Annual Director Stock Awards, PSAs, or any other type of award permitted under Article 9 of the Plan. 2.3 "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to an Award granted to a Participant under the Plan. 2.4 "Board" or "Board of Directors" means the Board of Directors of the Company. 2.5 A “Change in Control” means: (a) The acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”), or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii), and (iii) of subsection (c) of this Section 2.5; Exhibit 10.1

(b) Individuals who, as of May 14, 2025, which is the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (c) Consummation of a reorganization, merger, or consolidation, sale, or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company. For avoidance of doubt, unless otherwise determined by the Board, the sale of a subsidiary, operating entity, or business unit of the Company shall not constitute a Change in Control for purposes of this Agreement. 2.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time. 2.7 "Committee" means the Compensation and Human Capital Committee of the Board, or any other committee of Non-Employee Directors appointed by the Board, appointed by the Board to administer the Plan with respect to Awards in accordance with Section 3. 2.8 "Company" means MDU Resources Group, Inc., a Delaware corporation, or any successor thereto as provided in Article 17 herein. 2.9 "Director" means any individual who is a member of the Board of Directors of the Company. 2.10 "Disability" means "permanent and total disability" as defined under Section 22(e)(3) of the Code. 2.11 "Dividend Equivalent" means, with respect to Shares subject to an Award, a right to be paid an amount equal to dividends declared on an equal number of outstanding Shares. 2.12 "Eligible Service Provider" means an Employee or Non-Employee Director who is eligible to participate in the Plan, as set forth in Section 5.1 herein. 2.13 "Employee" means any full-time or regularly-scheduled part-time employee of the Company or of the Company's Subsidiaries, who is not covered by any collective bargaining agreement to which the Company or any of its Subsidiaries is a party. Directors who are not otherwise employed by the Company are not Employees. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment. 2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.15 "Fair Market Value" means, to the extent that the Stock is readily tradable on an established securities market, any of, provided consistently applied, (i) the average of the high and low sale prices, or (ii) the closing price, on the trading day of, the trading day before, or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported, as reported in the Consolidated Transaction Reporting System, or any other reasonable method using actual transactions in the Stock. To the extent that the Stock is not readily tradable on an established market, the fair market value of the Stock as of a valuation date means a value determined by the reasonable application of a reasonable valuation method. The determination whether a valuation method is reasonable, or whether an application of a valuation method is reasonable, is made based on the facts and circumstances as of the valuation date. 2.16 "Full Value Award" means an Award pursuant to which Shares may be issued. 2.17 "Non-Employee Director" means a Director who is not an Employee. 2.18 "Participant" means an Eligible Service Provider who has an outstanding Award granted under the Plan. 2.19 “Performance Goals” mean the performance goals established by the Committee, which may be based on the attainment of one or any combination of performance metrics determined appropriate by the Committee, including, but not limited to, one or more of the following measures: sales or revenues, earnings per share, stockholder return and/or value, funds from operations, cash flow from operations (dollar target or as a percentage of revenue), gross margin or gross profit (dollar target or as a percentage of revenue), operations and maintenance expense (dollar target or as a percentage of revenue), general and administrative expense (dollar target or as a percentage of revenue), total operating expense (dollar target or as a percentage of revenue), operating income (dollar target or as a percentage of revenue), pre-tax income (dollar target or as a percentage of revenue), earnings before interest, taxes, depreciation, and amortization or “EBITDA” (dollar target or as a percentage of revenue), earnings before interest and taxes or “EBIT” (dollar target or as a percentage of revenue), gross income, net income, cash flow, earnings, return on equity, return on invested capital, return on assets, return on net assets, working capital as percentage of revenue, days sales outstanding/accounts receivable turnover, current ratio, capital efficiency, operating ratios, stock price, enterprise value, company value, asset value growth, net asset value, stockholders’ equity, dividends, customer satisfaction, accomplishment of mergers, acquisitions, dispositions, or similar extraordinary business transactions, safety, profit returns and margins, financial return ratios, and market performance. Performance goals may be measured solely on a corporate, subsidiary, business unit, or individual basis, or a combination thereof. Performance goals may reflect absolute entity or individual performance or a relative comparison of entity or individual performance to the performance of a peer group of entities or other external measure. 2.20 “Performance Share” or “PSA” means an Award granted to an Eligible Service Provider, as described in Article 8 herein. 2.21 "Performance Stock Unit" or "PSU" means an Award granted to an Eligible Service Provider, as described in Article 8 herein. 2.22 "Period of Restriction" means the period during which the transfer of Restricted Stock is limited in some way, as provided in Article 6 herein. 2.23 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act, as used in Sections 13(d) and 14(d) thereof, including usage in the definition of a "group" in Section 13(d) thereof. 2.24 "Restricted Stock" means an Award of Shares granted to a Participant pursuant to Article 6 herein. 2.25 "Restricted Stock Unit" or "RSU" means an Award of Shares granted to a Participant pursuant to Article 7 herein. 2.26 "Service Provider" means an Employee or a Non-Employee Director. 2.27 "Shares" means the shares of Common Stock of the Company. 2.28 "Subsidiary" means any corporation that is a "subsidiary corporation” of the Company as that term is defined in Section 424(f) of the Code. Article 3. Administration 3.1 The Committee. The Plan shall be administered by the Committee. 3.2 Authority of the Committee. The Committee shall have full power, except as limited by law, the Amended and Restated Articles of Incorporation, and the Bylaws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14 herein) to amend the terms and conditions of any outstanding Award. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

3.3 Restrictions on Share Transferability. The Committee may impose restrictions on any Shares acquired pursuant to Awards under the Plan as it may deem advisable, including, without limitation, restrictions to comply with applicable Federal securities laws, with the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and with any blue sky or state securities laws applicable to such Shares. 3.4 Approval. The Board or the Committee shall approve all Awards made under the Plan and all elections made by Participants, prior to their effective date, to the extent necessary to comply with Rule 16b-3 under the Exchange Act. 3.5 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, stockholders, Service Providers, Participants, and their estates and beneficiaries. 3.6 Costs. The Company shall pay all costs of administration of the Plan. Article 4. Shares Subject to the Plan 4.1 Number of Shares. Subject to Section 4.2 herein, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be 9,242,806. Shares underlying lapsed or forfeited Awards of Restricted Stock shall not be treated as having been issued pursuant to an Award under the Plan. Shares that are potentially deliverable under an RSU, PSA, PSU, or any other type of Full Value Award granted under Article 9 that expires or is canceled, forfeited, settled in cash, or otherwise settled without the delivery of Shares shall not be treated as having been issued under the Plan. Shares withheld from an Award to satisfy tax withholding obligations shall be counted as Shares issued pursuant to an Award under the Plan. Shares issued pursuant to the Plan may be (i) authorized but unissued Shares of Common Stock, (ii) treasury shares, or (iii) shares purchased on the open market. 4.2 Adjustments in Authorized Shares. In the event of any equity restructuring, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause an equitable adjustment to be made (i) in the number and kind of Shares that may be delivered under the Plan, (ii) in the individual limitations set forth in Section 4.3, and (iii) with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, price of Shares subject to outstanding Awards, any Performance Goals relating to Shares, the market price of Shares, or per-Share results, and other terms and conditions of outstanding Awards, in the case of (i), (ii), and (iii) to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation, or liquidation, the Committee may, in its sole discretion, cause an equitable adjustment as described in the foregoing sentence to be made to prevent dilution or enlargement of rights. The number of Shares subject to any Award shall always be rounded down to a whole number when adjustments are made pursuant to this Section 4.2. Adjustments made by the Committee pursuant to this Section 4.2 shall be final, binding, and conclusive. 4.3 Individual Grant Limitation for Non-Employee Directors. The aggregate value of Awards that may be granted during any calendar year to a Non-Employee Director shall not exceed $600,000; provided, however, (i) with respect to any Award to a Non- employee Director which is subject to any form of a deferral election, the foregoing sub-limit shall apply only during the calendar year in which such Award, or portion thereof, is initially deferred and not in the calendar year in which the Award, or portion thereof, is ultimately paid, and (ii) such sub-limit does not apply to dividends or Dividend Equivalents paid with respect to any Award or Shares held by the Non-Employee Director. 4.4 Individual Grant Limitation for Eligible Service Providers (other than Non-Employee Directors). The maximum grant of Awards that an Eligible Service Provider who is not a Non-Employee Director may be awarded by the Company during any calendar year (excluding for this purposes any Replacement Award (as defined in Section 12. 2)) is the greater of (i) 500,000 Shares (for this purpose, (A) counting Restricted Stock on a 1-for-1 basis, and (B) counting PSU, PSA, or other equity awards as to which the number of Shares earned is dependent on the level of attainment of performance vesting conditions, counting in respect thereof the number of Shares that may be earned at maximum performance), and subject to adjustment pursuant to Section 4.2, or (ii) Awards having an aggregate grant date value that exceeds $8,000,000; provided, however, (I) with respect to any Award to which is subject to any form of a deferral election, the foregoing sub-limit shall apply only during the calendar year in which such Award, or portion thereof, is initially deferred and not in the calendar year in which the Award, or portion thereof, is ultimately paid, and (II) such sub-limit does not apply to dividends or Dividend Equivalents paid with respect to any Award or Shares held by the Participant. Article 5. Eligibility and Participation 5.1 Eligibility. Persons eligible to participate in the Plan include all officers and key Employees of the Company and its Subsidiaries, (including Employees who are members of the Board) as determined by the Committee, and all Non-Employee Directors. 5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Service Providers those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 6. Restricted Stock 6.1 Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Eligible Service Providers at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of shares of Restricted Stock granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Restricted Stock. 6.2 Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period or Periods of Restriction, the number of Restricted Stock Shares granted and such other provisions as the Committee shall determine. 6.3 Transferability. Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during the Participant’s lifetime only to such Participant or the Participant’s legal representative. 6.4 Certificate Legend. Each certificate representing Restricted Stock granted pursuant to the Plan shall bear a legend as follows: "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in MDU Resources Group, Inc. Long-Term Performance-Based Incentive Plan and in a Restricted Stock Award Agreement. A copy of such Plan and such Agreement may be obtained from MDU Resources Group, Inc." The Company shall have the right to retain the certificates representing Restricted Stock in the Company's possession until such time as all restrictions applicable to such Shares have been satisfied. 6.5 Removal of Restrictions. Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to have the legend referred to in Section 6.4 removed from the Participant’s stock certificate. 6.6 Voting Rights. During the Period of Restriction, Participants holding Restricted Stock may exercise full voting rights with respect to those Shares. 6.7 Dividends and Other Distributions. Subject to the Committee’s right to determine otherwise at the time of grant, during the Period of Restriction, Participants holding Restricted Stock shall receive all regular cash dividends paid with respect to all Shares while they are so held. All other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and shall be paid to the Participant within forty five (45) days following the full vesting of the Restricted Stock with respect to which such distributions were made. 6.8 Termination of Employment. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Stock following termination of the Participant’s employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Restricted Stock Award Agreement entered into with Participants, need not be uniform among all grants of Restricted Stock or among Participants, and may reflect distinctions based on the reasons for termination of employment. 6.9 Death or Disability. Except as otherwise determined by the Committee and set forth in the Restricted Stock Award Agreement, in the event of termination of employment due to death or disability, then any applicable restrictions upon unvested Restricted Stock shall lapse based on the ratio of the number of full months of employment completed by the Participant during the period from the Grant Date of the Restricted Stock Award to the date of the Participant’s death or disability, divided by the total number of months from the Grant Date until the Restricted Stock Award would have been fully vested. Article 7. RSUs 7.1 Grant of RSUs. Subject to the terms and conditions of the Plan, RSUs may be granted to an Eligible Service Provider at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of RSUs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Awards. 7.2 RSU Award Agreement. Each RSU grant shall be evidenced by a RSU Award Agreement that shall specify the Period or Periods of Restriction, the number of the RSUs granted, and such other provisions as the Committee shall determine, including but not limited to any rights to Dividend Equivalents. 7.3 Vesting of RSUs. The RSUs shall become vested and nonforfeitable in accordance with the Vesting Schedule set forth the in the RSU Award Agreement. Vesting may be accelerated as described in the RSU Award Agreement or in Section 7.8. 7.4 Settlement of RSUs. Each RSU, at the discretion of the Committee, shall be settled in Shares as soon as practicable after the Vesting Date but in no event later than 60 days after the unvested RSUs become vested.

7.5 Voting Rights. RSUs do not represent actual Shares. No voting rights or other rights as a stockholder of the Company arise with respect to the RSUs until Shares have been delivered upon settlement of the RSUs. 7.6 Transferability. RSUs granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. 7.7 Termination of Employment. Each RSU Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested RSUs following termination of the Participant’s employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the RSU Award Agreement entered into with Participants, need not be uniform among all grants of RSUs or among Participants, and may reflect distinctions based on the reasons for termination of employment. 7.8 Death or Disability. Except as otherwise determined by the Committee and set forth in the RSU Award Agreement, in the event of termination of employment due to death or disability, a portion of the unvested RSUs will vest based on the ratio of the number of full months of employment completed during the Vesting Schedule set forth in the RSU Award Agreement to the date of the Participant’s death or disability divided by the total number of months in the Vesting Schedule. Article 8. PSUs and PSAs 8.1 Grant of PSUs and PSAs. Subject to the terms and conditions of the Plan, PSUs and/or PSAs may be granted to an Eligible Service Provider at any time, and from time to time, as determined by the Committee. The Committee shall have complete discretion in determining the number of PSUs and/or PSAs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Awards. 8.2 PSU/PSA Award Agreement. Each grant of PSUs and/or PSAs shall be evidenced by a PSU and/or PSA Award Agreement that shall specify the number of PSUs and/or PSAs granted, the initial value (if applicable), the Performance Period, the Performance Goals, and such other provisions as the Committee shall determine, including but not limited to any rights to Dividend Equivalents. 8.3 Value of PSUs/PSAs. Each PSU shall have an initial value that is established by the Committee at the time of grant. The value of a PSA shall be equal to the Fair Market Value of a Share. The Committee shall set Performance Goals in its discretion, which, depending on the extent to which they are met, will determine the number and/or value of PSUs/PSAs that will be paid to the Participants. The time period during which the Performance Goals must be met shall be called a "Performance Period." 8.4 Earning of PSUs/PSAs. After the applicable Performance Period has ended, the holder of PSUs/PSAs shall be entitled to receive a payout with respect to the PSUs/PSAs earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. 8.5 Form and Timing of Payment of PSUs/PSAs. Payment of earned PSUs/PSAs shall be made following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned PSUs/PSAs in cash or in Shares (or a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned PSUs/PSAs at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. 8.6 Termination of Employment. Each PSU/PSA Award Agreement shall set forth the extent to which the Participant shall have the right to receive a PSU/PSA payment following termination of the Participant's employment with the Company and its Subsidiaries during a Performance Period. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all grants of PSUs/PSAs or among Participants and may reflect distinctions based on reasons for termination of employment. 8.7 Death or Disability. Except as otherwise determined by the Committee and set forth in the PSU/PSA Award Agreement, in the event of termination of employment due to death or disability, a portion of the unvested PSUs/PSAs will vest and be paid within 60 days of the date of death or disability in a pro-rated number of Shares based on (i) the ratio of the number of full months of employment completed by the Participant during the Performance Period to the date of the Participant’s death or disability, divided by the total number of months in the Performance Period, multiplied by (ii) the “Target Award” as that term is defined in the PSA Award Agreement. 8.8 Transferability. Except as otherwise determined by the Committee and set forth in the PSU/PSA Award Agreement, PSUs/PSAs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and a Participant’s rights with respect to PSUs/PSAs granted under the Plan shall be available during the Participant’s lifetime only to such Participant or the Participant’s legal representative.

employment at any time, for any reason or no reason in the Company's sole discretion, nor confer upon any Participant any right to continue in the employ of the Company. 12.2 Participation. No Service Provider shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award. Article 13. Change in Control 13.1 General. Unless specified otherwise in the applicable Award Agreement, any written Company employment agreement, or any written Company change in control or severance plan or agreement applicable to the Participant, or with respect to any Award held by a Non-Employee Director, as may be specifically described in the definitive transaction agreement relating to the Change in Control, the terms of this Article 13 shall apply to all Awards granted on or after January 1, 2024. With respect to Awards granted prior to January 1, 2024, Article 13 of the Plan in effect at the time of the grant of the Award shall continue to apply. 13.2 Impact of Change in Control. Upon the occurrence of a Change in Control, unless otherwise provided in the applicable Award Agreement, each outstanding Award shall vest in full (provided that the treatment of any performance goals applicable to the Award will be determined in accordance with the terms of the applicable Award Agreement), except that such vesting shall not apply to the extent that another award meeting the requirements of Section 13.3 (any award meeting the requirements of Section 13.3, a “Replacement Award”) is provided to the Participant to replace such Award (any award intended to be replaced by a Replacement Award, a “Replaced Award”). 13.3 Replacement Awards. An award shall meet the conditions of this Section 13.3 (and, therefore, qualify as a Replacement Award) if: (i) it is of the same type as the Replaced Award (except that for any Replaced Award that is performance-based, the award may be subject solely to time-based vesting and the applicable performance goals shall be treated in accordance with the terms of the applicable Award Agreement); (ii) it has a value equal to the value of the Replaced Award as of the date of the Change in Control, as determined by the Committee in its sole discretion; (iii) the underlying Replaced Award was an equity-based award, it relates to publicly-traded equity securities of the Company or the entity surviving the Company following the Change in Control; (iv) it contains terms relating to time-based vesting (including with respect to a termination of employment) that are substantially identical to those of the Replaced Award; and (v) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control) as of the date of the Change in Control. Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of the applicable Replaced Award if the requirements of the preceding Article 9. Other Awards The Committee shall have the right to grant other Awards, which may include, without limitation, Annual Director Stock Awards and the grant of Shares based on attainment of Performance Goals established by the Committee, the payment of Shares in lieu of cash, the payment of cash based on attainment of Performance Goals established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs. Payment under, or settlement of, any such Awards shall be made in such manner and at such times as the Committee may determine. Article 10. Beneficiary Designation Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant’s death before the beneficiary receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate. The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse. Article 11. Deferrals Solely to the extent permitted by the Committee, pursuant to separate deferral election forms and other established rules and procedures, the Committee may permit a Participant to defer the Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under the Plan. If any such deferral election is permitted, only to the extent allowable under such established rules and procedures, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. If approved by the Board, and in accordance with such established rules and procedures, a Non-Employee Director may elect to defer part or all of their annual equity grant by completing the appropriate form of deferral election with the Company. If approved by the Board, and in accordance with such established rules and procedures, a Non-Employee Director may also elect to receive their annual cash retainer payments and/or committee cash retainers from the Company in the form of cash or Awards or a combination thereof, by completing the appropriate form of election with the Company. Article 12. Rights of Service Providers 12.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's sentence are satisfied. If a Replacement Award is granted, the Replaced Award shall not vest upon the Change in Control. The determination whether the conditions of this Section 13.3 are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion. 13.4 Adjustment Provisions. In the event of Change in Control, the Committee may determine that (a) outstanding Awards that become vested pursuant to Section 13.2 may be cancelled in exchange for payments of cash, property, or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee in its sole discretion; or (b) outstanding Awards may be replaced with Replacement Awards in accordance with Section 13.3. Article 14. Amendment, Modification, and Termination 14.1 Amendment, Modification, and Termination. The Board may, at any time and from time to time, alter, amend, suspend, or terminate the Plan, in whole or in part, provided that no amendment shall become effective if stockholder approval is required to enable the Plan to comply with applicable Federal securities laws, with the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and with any blue sky or state securities laws applicable to the Plan. 14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award, unless such termination, modification, or amendment is required by applicable law and except as otherwise provided herein. Article 15. Withholding 15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to an Award made under the Plan. 15.2 Share Withholding. With respect to withholding required upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising out of or as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by tendering previously-owned Shares or by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing and signed by the Participant. Article 16. Minimum Vesting Notwithstanding any other provision of the Plan to the contrary, (a) the minimum vesting period for Full Value Awards with no performance-based vesting characteristics must be at least one year (vesting may occur ratably each month, quarter, or anniversary of the grant date over such vesting period); (b) the minimum vesting period for Full Value Awards with performance-based vesting characteristics must be at least one year; and (c) the Committee shall not have discretion to accelerate vesting of Full Value Awards, except in the event of a Change in Control or similar transaction, or the death, disability, or termination of employment of a Participant; provided, however, that (i) such minimum vesting standard does not apply with respect to Annual Director Stock Awards, and (ii) the Committee may grant a "de minimis" number of Full Value Awards that do not comply with the foregoing minimum vesting standards. For this purpose, "de minimis" means 462,140 Shares (approximately 5% of the maximum share reserve in Section 4.1) available for issuance as Full Value Awards under the Plan, subject to adjustment under Section 4.2 herein. Article 17. Successors All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. Article 18. Legal Construction 18.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural. 18.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included. 18.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. 18.4 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Delaware.

Code Section 409A, and shall be administered, construed, and interpreted in a manner that is in accordance with and in furtherance of such intent. Any provision of the Plan that would cause an Award to fail to satisfy Code Section 409A or, if applicable, an exemption from the requirements of that Section, shall be amended (in a manner that as closely as practicable achieves the original intent of the Plan) to comply with Code Section 409A or any such exemption on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Code Section 409A. 20.2 Terminations of Employment. If an Award provides for payments or benefits that (i) constitute “deferral of compensation” within the meaning of Code Section 409A, and (ii) are triggered upon a termination of employment, then to the extent required to comply with Section 409A, the phrases “termination of employment,” “separation from service,” or words and phrases of similar import, shall be interpreted to mean a “separation from service” within the meaning of Code Section 409A. 20.3 Specified Employees. If a Participant was a “specified employee,” then to the extent required in order to comply with Code Section 409A, all payments, benefits, or reimbursements paid or provided under any Award that constitute a “deferral of compensation” within the meaning of Code Section 409A, that are provided as a result of a “separation from service” within the meaning of Section 409A and that would otherwise be paid or provided during the first six (6) months following such separation from service shall be accumulated through and paid or provided (together with interest at the applicable federal rate under Section 7872(f)(2)(A) of the Code in effect on the date of the separation from service) on the first business day that is more than six (6) months after the date of the separation from service (or, if the Participant dies during such six (6) month period, within ninety (90) days after the Participant’s death). 20.4 Releases. To the extent that payment of an amount that constitutes a “deferral of compensation” within the meaning of Code Section 409A is contingent upon the Participant executing a release of claims against the Company, the release must be executed by the Participant and become effective and irrevocable in accordance with its terms no later than the earlier of (i) the date set forth in the Award, or (ii) fifty five (55) days following separation from service. 20.5 Payment Forms and Substitutions. To the extent that any payment of an amount that constitutes a “deferral of compensation” within the meaning of Code Section 409A, and is scheduled to be paid in the form of installment payments, such payment form shall be deemed to be a right to a series of separate payments as described in Treasury Regulations § 1.409A 2(b)(2)(iii). To the extent that any Award is subject to Code Section 409A, any substitution of such Award may only be made if such substitution is made in a manner permitted and compliant with Code Section 409A. 20.6 No Company Liability. In no event will the Company or any Company subsidiary have any liability to any Participant with respect to any penalty or additional income tax imposed under Code Section 409A, even if there is a failure on the part of the Company or Committee to avoid or minimize such Section’s penalty or additional income tax. Article 19. Accounting Restatements This Article 19 shall apply to Awards granted to all Participants in the Plan. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, if the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirements under the securities laws, the Company or the Committee may, or shall if required, take action to recover incentive-based compensation from specific executive officers in accordance with the Company's Incentive Compensation Recovery Policy, as it may be amended or substituted from time to time, and in accordance with applicable law and applicable rules of the U.S. Securities and Exchange Commission and the New York Stock Exchange. Article 20. Code Section 409A Compliance 20.1 Compliance with Code Section 409A. The Plan and each Award is intended to meet or to be exempt from the requirements of